BLACKROCK FUNDS II

BlackRock Core Bond Portfolio

BlackRock Shares

(the “Core Bond Fund”)

BlackRock Low Duration Bond Portfolio

BlackRock Shares

(the “Low Duration Fund”)

(each, a “Fund” and together the “Funds”)

Supplement dated October 27, 2014

To the Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to cap certain expenses of BlackRock Shares of each Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if a Fund’s total annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, the Fund’s Prospectus is amended as follows:

The eighth paragraph in the section of the Prospectus entitled “Management of the Funds – BlackRock” and the table immediately following the eighth paragraph as it relates solely to the Funds are deleted and replaced with the following:

With respect to each Fund’s BlackRock Shares, BlackRock has agreed to contractually and/or voluntarily waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (for BlackRock Shares) to the amounts noted in the table below.

	Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Caps[1]	Voluntary Caps[2]
Low Duration Fund	0.41%	0.40%
Core Bond Fund	0.45%	0.40%
*	As a percentage of average daily net assets.
[1]	The contractual caps are in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-BD4-BLK-1014SUP